UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 23, 2009

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers.

At a meeting held on July 23, 2009, the stockholders of Constellation Brands, Inc. (the “Company”) approved the First Amendment (the “Amendment”) to the Company’s Long-Term Stock Incentive Plan (the “Long-Term Stock Incentive Plan”).  The Amendment to the Long-Term Stock Incentive Plan has been adopted by the Company and is effective as of July 23, 2009.  The Amendment effected the following modifications to the Long-Term Stock Incentive Plan:

•	An increase in the number of shares available for issuance under the Long-Term Stock Incentive Plan from 94,000,000 shares to 108,000,000 shares;

•
A clarification of when shares have or have not been used for purposes of determining whether such shares are available for Awards (as that term is defined in Annex A of the Long-Term Stock Incentive Plan) under the Long-Term Stock Incentive Plan;

•
A revision of the provision of the Long-Term Stock Incentive Plan addressing the coordination of the Long-Term Stock Incentive Plan with Internal Revenue Code Section 409A to reflect developments in the application of Section 409A; and

•	A replacement of the definition of “covered employee” to conform to the current rules promulgated by the Internal Revenue Service.

A description of the Amendment is included in the Company’s definitive proxy statement dated June 8, 2009 and filed with the Securities and Exchange Commission on June 12, 2009.  A copy of the Amendment, as approved by stockholders and adopted by the Company, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	First Amendment to Constellation Brands, Inc. Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2009	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	First Amendment to Constellation Brands, Inc. Long-Term Stock Incentive Plan.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.